Exhibit 99.1

CONTACT:	Investor Relations	Corporate Communications
	404-715-2170	404-715-2554
	InvestorRelations@delta.com	Media@delta.com

Delta Highlights Differentiation & Durability at 2024 Investor Day

Capitalizing on strength of Delta’s brand and 15 years of consistent strategy, investment, and strong execution

Delivering sustained value creation through margin expansion, durable earnings and free cash flow, and balance sheet strength

NEW YORK, Nov. 20, 2024 -- Delta Air Lines (NYSE: DAL) will highlight the company’s strategic priorities and long-term financial commitments in a presentation to the investment community today in New York.

“As we approach our Centennial, Delta’s industry leadership and enduring competitive advantages are stronger than ever, powered by our 100,000 people worldwide,” said Ed Bastian, Delta’s CEO. “Our consistent strategy, investment, and execution over the past 15 years continue to elevate and unlock the value of our trusted brand. With this foundation, Delta is continuing to drive innovation for our customers and deliver sustained value for our owners.”

Themes include:

•	Positioned to Win: Building on its brand strength and leadership position, the airline is elevating all aspects of the travel experience, increasing customer choice and driving enhanced loyalty to Delta’s brand. Through these actions Delta expects to drive greater customer value, supporting high-margin revenue growth and margin expansion.

•	Delivering Durability: With enduring competitive advantages, diverse revenue and secular growth in travel demand, Delta is well positioned to deliver durable earnings and cash flow with the highest credit quality in the company’s history.

•	Creating Value: Growth in earnings and cash flow enable balanced capital allocation that supports disciplined reinvestment, continued debt reduction, and increased shareholder returns as leverage targets are achieved.

“Delta has a strong track record of differentiated financial performance with industry-leading returns,” said Delta CFO Dan Janki. “We are introducing a three-to-five-year financial framework across key value drivers including margin expansion, durable earnings and free cash flow, and balance sheet strength that reflect Delta’s financial discipline and strategic priorities.”

Delta’s value creation framework and financial targets will be discussed in greater detail at the event, and include the following:

Commentary on December Quarter 2024 and 2025 Outlook

The Company reaffirmed expected December quarter financial guidance.

The Company also provided preliminary commentary on 2025 for capacity growth of three to four percent year-over-year, revenue growth of mid-single digits and non-fuel unit cost growth of low-single digits year-over-year.

Note, all guidance metrics grow from a 2024 baseline that excludes the impact of the CrowdStrike-caused outage in the September quarter. Please see the supplemental information on Delta’s Investor Relations website at ir.delta.com for the impact to key metrics for the September quarter and full year.

Event and Presentation Details

The Investor Day will begin at 8:30 a.m. Eastern Standard Time and includes presentations from Bastian and Janki as well as Delta President Glen Hauenstein.

Attendance in person is by invitation only. Presentation slides and a live webcast will be available on Delta’s Investor Relations website at ir.delta.com. A replay of the event will be available shortly after the event.

Forward Looking Statements

Statements made in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered “forward-looking statements” under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the possible effects of serious accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems we use and rely on, which could compromise the data stored within them, as well as failure to comply with evolving global privacy and security regulatory obligations or adequately address increasing customer focus on privacy issues and data security; disruptions in our information technology infrastructure; our dependence on technology in our operations; increases in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC (“Monroe”), a wholly-owned subsidiary of Delta that operates the Trainer refinery; failure to receive the expected results or returns from our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to comply with the financial and other covenants in our financing agreements; labor issues; the effects on our business of seasonality and other factors beyond our control, such as changes in value in our equity investments, severe weather conditions, natural disasters or other environmental events, including from the impact of climate change; failure or inability of insurance to cover a significant liability at Monroe’s refinery; failure to comply with existing and future environmental regulations to which Monroe’s refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; our ability to retain senior management and other key employees, and to maintain our company culture; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to regulation of hazardous substances, increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission (SEC) filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent quarterly reports and other filings filed with the SEC from time to time. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this press release, and which we undertake no obligation to update except to the extent required by law.

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Non-GAAP Reconciliations

Delta sometimes uses information (“non-GAAP financial measures”) that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The following table shows reconciliation of the non-GAAP financial measure used in this release to the most directly comparable GAAP financial measures. Reconciliations may not calculate due to rounding.

Delta is not able to reconcile certain forward looking non-GAAP financial measures used in this release without unreasonable effort because the adjusting items such as those used in the following reconciliation will not be known until the end of the indicated future periods and could be significant.

Adjustments. The following reconciliation includes certain adjustments to the GAAP measure that are made to provide comparability between the reported periods, if applicable, and for the reason indicated below:

Third-party refinery sales. Refinery sales to third parties, and related expenses, are not related to our airline segment. Excluding these sales therefore provides a more meaningful comparison of our airline operations to the rest of the airline industry.

Operating Revenue, adjusted

Three Months Ended
(in millions)	December 31, 2023
Operating revenue	$14,223
Adjusted for:
Third-party refinery sales	(563)
Operating revenue, adjusted	$13,661

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